Exhibit 99.1

News Release

Orthofix Reports Second Quarter 2026 Results Reflecting Continued Operational Progress

LEWISVILLE, Texas — August 5, 2026 — Orthofix Medical Inc. (NASDAQ:OFIX), a leading global medical technology company, today reported its financial results for the second quarter ended June 30, 2026, reflecting progress toward a more focused and consistent operating model. The Company also raised its full-year 2026 guidance for both net sales and adjusted EBITDA. All pro forma measures contained within this release exclude the impact of the discontinued M6™ product lines.

Highlights

•
Second quarter 2026 reported net sales of $210.9 million, representing an increase of 4% on a reported basis and 5% on a pro forma constant currency basis compared to second quarter 2025.
•
Generated double-digit constant currency growth in Global Spine Fixation1 and Global Limb Reconstruction, reflecting strong international performance and continued demand across key growth platforms.
•
Therapeutic Solutions (formerly Bone Growth Therapies) delivered 3% year-over-year net sales growth despite a temporary Medicare reimbursement headwind affecting bone growth stimulators during part of the second quarter.
•
Biologics stabilized and began to regain momentum, supported by focused commercial execution.
•
Second quarter 2026 reported net loss of $(15.8) million and non-GAAP adjusted EBITDA of $20.1 million.

“Our second quarter results provide further evidence that the operational actions we have taken over the past year are beginning to show up more clearly in the business,” said Massimo Calafiore, President and Chief Executive Officer of Orthofix. “We delivered 5% pro forma, constant-currency net sales growth, supported by double-digit growth in Global Limb Reconstruction and Spine Fixation, sequential momentum in Biologics, and the restoration of Medicare reimbursement for bone growth stimulators, which removes a meaningful headwind for our Therapeutic Solutions business as we enter the second half of the year.”

Mr. Calafiore continued, “While our transformation remains a work in progress, we believe Orthofix is operating from a stronger position than it was a year ago. Our focus remains on improving the quality of growth, strengthening commercial productivity, and building a more consistent path to profitability and cash generation. As we continue to execute with discipline, we believe we are building a stronger foundation for durable, profitable growth and long-term shareholder value.”

1 Spine Fixation is comprised of the Company’s Spinal Implants product category, excluding motion preservation product offerings.

Financial Results Overview

Second Quarter 2026 Net Sales and Financial Results

The following table provides net sales by major product category and by reporting segment on a pro forma basis, removing the effects of the Company’s discontinued M6 product lines:

	Three Months Ended June 30,
(Unaudited, U.S. Dollars, in millions)	2026	2025	Change	Constant Currency Change
Therapeutic Solutions	$64.2	$62.6	2.5%	2.5%
Spinal Implants, Biologics and Enabling Technologies*	109.0	104.8	4.0%	4.0%
Global Spine*	173.2	167.4	3.5%	3.5%
Global Limb Reconstruction	37.7	33.3	13.2%	11.0%
Pro forma net sales*	210.9	200.7	5.1%	4.7%
Impact from discontinuation of M6 product lines	0.0	2.4	(97.4%)	(97.5%)
Reported net sales	$210.9	$203.1	3.8%	3.5%

* Results above for each of Spinal Implants, Biologics, and Enabling Technologies; Global Spine; and pro forma net sales exclude the impact from discontinuation of the M6 product lines. Since pro forma net sales represent a non-GAAP measure, see the reconciliation above of the Company’s pro forma net sales to its reported figures under U.S. GAAP. The Company’s reported figures under U.S. GAAP represent each of the pro forma line items discussed above plus the impact from discontinuation of the M6 product lines.

For the second quarter of 2026, net sales were $210.9 million, representing an increase of 3.8% on a reported basis and 4.7% on a non-GAAP pro forma constant currency basis compared to second quarter 2025.

For the second quarter of 2026, GAAP gross margins were 71.0% and were 71.7% on a non-GAAP adjusted basis.

For the second quarter of 2026, reported net loss was $(15.8) million, or $(0.39) per share compared to reported net loss of $(14.1) million, or $(0.36) per share in the prior year period. Non-GAAP adjusted EBITDA was $20.1 million, or 9.6% of pro forma net sales, in the second quarter of 2026, compared to non-GAAP adjusted EBITDA of $20.6 million, or 10.3% of pro forma net sales, in the second quarter of 2025.

Liquidity

Cash, cash equivalents, and restricted cash on June 30, 2026, totaled $104.4 million compared to $120.9 million on March 31, 2026. The decrease was due to arbitration award and settlement payments related to pending claims from three former executives terminated in 2023.

Business Outlook

Following the restoration of Medicare reimbursement for non-invasive bone growth stimulators to its prior level, second-quarter performance, and the Company’s current expectations for the remainder of the year, Orthofix is increasing its full-year 2026 guidance for both net sales and adjusted EBITDA. All measures are provided on a non-GAAP pro forma basis and are based on current foreign currency exchange rates.

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Net sales are now expected to range from $845 million to $855 million, an increase of $7 million at both the low and high ends of the range from the Company’s previous guidance of $838 million to $848 million issued on May 21, 2026. The updated range represents approximately 5% year-over-year pro forma constant currency growth at the midpoint and does not take into account any additional exchange rate changes that may occur this year.
•
The Company is increasing its full-year 2026 non-GAAP adjusted EBITDA guidance to $95 million to $98 million, compared to its previous guidance of $90 million to $93 million issued on May 21, 2026. The updated range reflects continued operating discipline and cost management, while also balancing planned growth investments and geographic mix dynamics. At the midpoint, this represents 80 basis points of non-GAAP adjusted EBITDA margin expansion compared to 2025.

An investor presentation for the Company’s second quarter 2026 financial results is available in the “Events & Presentations” section of the Orthofix Investor Relations Website at ir.orthofix.com.

Conference Call

Orthofix will host a conference call today at 8:30 AM Eastern Time to discuss the Company’s financial results for the second quarter ended June 30, 2026. Interested parties may access the conference call by dialing (888) 596-4144 in the U.S., and (646) 968-2525 in all other locations, and referencing the conference ID 8700861. A webcast and replay of the conference call may be accessed in the “Events & Presentations” section of the Orthofix Investor Relations Website at ir.orthofix.com.

Internet Posting of Information

Orthofix regularly shares important updates in the “Investors” section of its website at www.orthofix.com. The Company encourages investors and potential investors to consult the Orthofix website regularly for important information about Orthofix.

About Orthofix

Orthofix is a global medical technology company dedicated to advancing healing and restoring mobility for patients with complex musculoskeletal conditions. Headquartered in Lewisville, Texas, the Company offers a differentiated portfolio of spinal implants, therapeutic solutions, limb reconstruction systems, biologics and enabling technologies, including the 7D FLASH™ Navigation System. Orthofix’s technology-enabled solutions are designed to support surgeons across the continuum of care and improve outcomes for patients. Learn more at Orthofix.com and follow Orthofix on LinkedIn.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, relating to our business and financial outlook, which are based on our current beliefs, assumptions, intentions, plans, expectations, estimates, forecasts and projections. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “projects,” “intends,” “predicts,” “potential,” “positioned,” “deliver,” or “continue” or other comparable terminology. Forward-looking statements in this communication include the Company’s expectations regarding net sales and adjusted EBITDA for the year ended December 31, 2026. Forward-looking statements are not guarantees of our future performance, are based on our current expectations and assumptions regarding our business, the economy and other future conditions, and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, including the risks described in Part I, Item 1A under the heading Risk Factors in our Annual Report on Form 10-K for the year ended December 31, 2025, and in Part II, Item 1A under the heading Risk Factors in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2026. Factors that could cause future results to differ from those expressed by forward-looking statements include, but are not limited to, (i) our ability to maintain operations to support our customers and patients in the near-term and to capitalize on future growth opportunities, (ii) risks associated with acceptance of surgical products and procedures by surgeons and hospitals, (iii) development and acceptance of new products or product enhancements, (iv) clinical and statistical verification of the benefits achieved via the use of our products, (v) our ability to adequately manage inventory, (vi) our ability to successfully optimize our commercial channels, (vii) our success in defending legal proceedings brought against us, and (viii) the other risks and uncertainties more fully described in our periodic filings with the Securities and Exchange Commission (the “SEC”). As a result of these various risks, our actual outcomes and results may differ materially from those expressed in these forward-looking statements.

Further, any forward-looking statement speaks only as of the date hereof, unless it is specifically otherwise stated to be made as of a different date. The Company undertakes no obligation to update, and expressly disclaims any duty to update, its forward-looking statements, whether as a result of circumstances or events that arise after the date hereof, new information, or otherwise, except as required by law.

The Company is unable to provide expectations of GAAP net income (loss), the closest comparable GAAP measures to adjusted EBITDA (which is a non-GAAP measure), on a forward-looking basis because the Company is unable to predict, without unreasonable efforts, the ultimate outcome of matters (including acquisition-related expenses, accounting fair value adjustments, and other such items) that will determine the quantitative amount of the items excluded in calculating adjusted EBITDA, which items are further described in the reconciliation tables and related descriptions below. These items are uncertain, depend on various factors, and could be material to the Company’s results computed in accordance with GAAP.

Company Contact

Investors and Media
Julie Dewey, IRC Chief Investor Relations & Communications Officer
JulieDewey@Orthofix.com
+1 209.613.6945

ORTHOFIX MEDICAL INC.

Condensed Consolidated Statements of Operations

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(Unaudited, U.S. Dollars, in thousands, except share and per share data)	2026	2025	2026	2025
Net sales	$210,933	$203,121	$407,641	$396,767
Cost of sales	61,226	63,588	118,388	135,615
Gross profit	149,707	139,533	289,253	261,152
Sales, general, and administrative	138,030	136,493	272,941	269,474
Research and development	15,944	15,934	31,264	35,700
Acquisition-related amortization, impairment, and remeasurement	3,867	3,109	7,618	20,854
Operating loss	(8,134)	(16,003)	(22,570)	(64,876)
Interest expense, net	(6,085)	(3,950)	(11,749)	(8,456)
Other income (expense), net	(778)	5,730	(1,512)	6,976
Loss before income taxes	(14,997)	(14,223)	(35,831)	(66,356)
Income tax (expense) benefit	(801)	142	(875)	(819)
Net loss	$(15,798)	$(14,081)	$(36,706)	$(67,175)

Net loss per common share:
Basic	$(0.39)	$(0.36)	$(0.90)	$(1.71)
Diluted	(0.39)	(0.36)	(0.90)	(1.71)
Weighted average number of common shares (in millions):
Basic	40.9	39.5	40.7	39.3
Diluted	40.9	39.5	40.7	39.3

ORTHOFIX MEDICAL INC.

Condensed Consolidated Balance Sheets

(U.S. Dollars, in thousands, except par value data)	June 30, 2026	December 31, 2025
	(Unaudited)
Assets
Current assets
Cash and cash equivalents	$103,810	$82,025
Restricted Cash	595	3,090
Accounts receivable, net of allowances of $10,563 and $8,308, respectively	135,818	135,746
Inventories	184,475	172,319
Prepaid expenses and other current assets	21,434	23,667
Total current assets	446,132	416,847
Property, plant, and equipment, net	130,757	129,399
Intangible assets, net	65,972	72,765
Goodwill	194,934	194,934
Other long-term assets	35,225	36,702
Total assets	$873,020	$850,647
Liabilities and shareholders’ equity
Current liabilities
Accounts payable	$63,531	$58,392
Current portion of finance lease liability	125	837
Other current liabilities	93,354	111,253
Total current liabilities	157,010	170,482
Long-term debt	221,591	157,391
Long-term portion of finance lease liability	12,903	17,060
Other long-term liabilities	52,336	55,677
Total liabilities	443,840	400,610
Contingencies
Shareholders’ equity
Common shares $0.10 par value; 100,000 shares authorized; 40,730 and 39,834 issued and outstanding as of June 30, 2026, and December 31, 2025, respectively	4,073	3,983
Additional paid-in capital	830,423	813,769
Accumulated deficit	(405,039)	(368,333)
Accumulated other comprehensive income (loss)	(277)	618
Total shareholders’ equity	429,180	450,037
Total liabilities and shareholders’ equity	$873,020	$850,647

ORTHOFIX MEDICAL INC.
Non-GAAP Financial Measures

The following tables present reconciliations of various financial measures calculated in accordance with U.S. generally accepted accounting principles (“GAAP”), to various non-GAAP financial measures that exclude (or in the case of free cash flow, include) items specified in the tables. The GAAP measures shown in the tables below represent the most comparable GAAP measure to the applicable non-GAAP measure(s) shown in the table. For further information regarding the nature of these exclusions, why the Company believes that these non-GAAP financial measures provide useful information to investors, the specific manner in which management uses these measures, and some of the limitations associated with the use of these measures, please refer to the Company’s current report on Form 8-K regarding this press release filed today with the SEC available on the SEC’s website at www.sec.gov and on the “Investors” page of the Company’s website at www.orthofix.com.

The Company’s non-GAAP financial measures for the three and six months ended June 30, 2026, and 2025, have been adjusted to eliminate the financial effects of the Company’s decision to discontinue its M6 product lines.

Adjusted Gross Profit and Adjusted Gross Margin

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Gross profit	$149,707	$139,533	$289,253	$261,152
Share-based compensation and long-term incentive plan expense	462	467	793	929
SeaSpine merger-related costs	225	4,341	(303)	4,941
Restructuring costs and impairments related to M6 product lines	217	2,791	(220)	13,710
Gross profit attributable to M6 product line operations	(53)	(1,639)	(295)	(2,545)
Strategic investments	—	43	—	56
Amortization/depreciation of acquired long-lived assets	108	351	285	664
Employee transition costs	593	—	593	—
Adjusted gross profit	$151,259	$145,887	$290,106	$278,907
Adjusted gross margin as a percentage of reported net sales	71.7%	71.8%	71.2%	70.3%
Adjusted gross margin as a percentage of pro forma net sales	71.7%	72.7%	71.2%	71.5%

Adjusted EBITDA

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Net loss	$(15,798)	$(14,081)	$(36,706)	$(67,175)
Income tax expense (benefit)	801	(141)	875	819
Interest expense, net	6,085	3,950	11,749	8,456
Depreciation and amortization	13,273	16,871	26,766	51,302
Share-based compensation and long-term incentive plan expense	7,945	7,824	14,583	14,293
Foreign exchange impact	746	(2,751)	1,646	(3,795)
SeaSpine merger-related costs	572	4,886	503	6,017
Restructuring costs and impairments related to M6 product lines	217	3,651	(220)	13,531
Operating losses attributable to M6 product lines	868	(297)	1,558	1,949
Strategic investments	634	353	1,584	3,867
Acquisition-related fair value adjustments	868	(763)	1,618	(1,373)
Interest and loss on investments	—	(31)	(16)	(31)
Litigation and investigation costs	2,185	4,029	5,101	7,071
Employee retention credit	—	(2,854)	(951)	(2,854)
Employee transition costs	1,742	—	1,742	—
Adjusted EBITDA	$20,138	$20,646	$29,832	$32,077
Adjusted EBITDA as a percentage of reported net sales	9.5%	10.2%	7.3%	8.1%
Adjusted EBITDA as a percentage of pro forma net sales	9.6%	10.3%	7.3%	8.2%

Adjusted Net Income (Loss)

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Net loss	$(15,798)	$(14,081)	$(36,706)	$(67,175)
Share-based compensation and long-term incentive plan expense	7,945	7,824	14,583	14,293
Foreign exchange impact	746	(2,751)	1,646	(3,795)
SeaSpine merger-related costs	574	7,786	591	9,260
Restructuring costs and impairments related to M6 product lines	176	4,257	(448)	34,461
Operating losses attributable to M6 product lines	1,006	(766)	1,922	1,922
Strategic investments	637	364	1,590	3,907
Acquisition-related fair value adjustments	868	(761)	1,618	(1,371)
Amortization/depreciation of acquired long-lived assets	3,107	4,221	6,285	8,853
Litigation and investigation costs	2,185	4,029	5,101	7,071
Interest and loss on investments	—	(31)	(16)	(31)
Employee retention credit	—	(3,616)	(1,135)	(3,616)
Employee transition costs	1,742	—	1,742	—
Long-term income tax rate adjustment	(316)	(1,915)	1,534	(468)
Adjusted net income (loss)	$2,872	$4,560	$(1,693)	$3,311

Cash Flow and Free Cash Flow

	Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025
Net cash used in operating activities	$(23,834)	$(6,752)
Net cash used in investing activities	(23,162)	(13,833)
Net cash provided by financing activities	66,421	1,989
Effect of exchange rate changes on cash	(135)	1,547
Net change in cash and cash equivalents	$19,290	$(17,049)

	Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025
Net cash used in operating activities	$(23,834)	$(6,752)
Capital expenditures	(23,308)	(13,845)
Free cash flow	$(47,142)	$(20,597)

Reconciliation of Non-GAAP Financial Measures to Reported Operating Expenses

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Sales, general, and administrative	$138,030	$136,493	$272,941	$269,474
Reconciling items impacting sales, general, and administrative:
SeaSpine merger-related costs	(270)	(3,384)	(756)	(4,142)
Restructuring costs and impairments related to M6 product lines	41	(1,393)	228	(4,729)
Sales, general, and administrative expense attributable to M6 product lines	(636)	(243)	(1,685)	(2,631)
Strategic investments	(633)	(194)	(1,581)	(1,741)
Amortization/depreciation of acquired long-lived assets	—	—	—	(60)
Litigation and investigation costs	(2,185)	(3,579)	(5,101)	(6,621)
Employee transition costs	(1,148)	—	(1,148)	—
Sales, general, and administrative expense, as adjusted	$133,199	$127,700	$262,898	$249,550
As a percentage of reported net sales	63.1%	62.9%	64.5%	62.9%
As a percentage of pro forma net sales	63.2%	63.6%	64.5%	64.0%

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Research and development expense, as reported	$15,944	$15,934	$31,264	$35,700
Reconciling items impacting research and development:
SeaSpine merger-related costs	(80)	(62)	(139)	(178)
Restructuring costs and impairments related to M6 product lines	—	(77)	—	(1,929)
Research and development expense attributable to M6 product lines	(413)	(602)	(659)	(1,794)
Strategic investments	(3)	(127)	(8)	(2,110)
Litigation and investigation costs	—	(450)	—	(450)
Research and development expense, as adjusted	$15,448	$14,616	$30,458	$29,239
As a percentage of reported net sales	7.3%	7.2%	7.5%	7.4%
As a percentage of pro forma net sales	7.3%	7.3%	7.5%	7.5%

Reconciliations of Non-GAAP Financial Measures to Reported Non-Operating (Income) Expense

	Three Months Ended June 30,		Six Months Ended June 30,
(Unaudited, U.S. Dollars, in thousands)	2026	2025	2026	2025
Non-operating (income) expense	$6,863	$(1,780)	$13,261	$1,480
Reconciling items impacting non-operating expense:
Restructuring costs and impairments related to M6 product lines	—	3	—	3
Losses (income) attributable to M6 product lines	(12)	(26)	126	(41)
Foreign exchange impact	(746)	2,751	(1,646)	3,795
Interest and loss on investments	—	31	16	31
Employee retention credit	—	3,617	1,135	3,617
Non-operating expense, as adjusted	$6,105	$4,596	$12,892	$8,885
As a percentage of reported net sales	2.9%	2.3%	3.2%	2.2%
As a percentage of pro forma net sales	2.9%	2.3%	3.2%	2.3%

Source

Orthofix Medical Inc.

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